UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 14, 2004

                               CINEMARK USA, INC.
               (Exact name of registrant as specified in charter)


            TEXAS                      33-47040                   75-2206284
(State or Other Jurisdiction         (Commission                (IRS Employer
      of  Incorporation)             File Number)            Identification No.)


                         3900 DALLAS PARKWAY, SUITE 500
                               PLANO, TEXAS 75093
              (Address and Zip Code of Principal Executive Offices)

                                  972-665-1000
              (Registrant's telephone number, including area code)


Item 9. Regulation FD Disclosure

On April 14, 2004, Cinemark USA, Inc. announced that it has accepted for purchase and payment the remainder of the $105.0 million outstanding principal amount of the 8-1/2% Series B Senior Subordinated Notes due 2008 that were validly tendered prior to 5:00 p.m., New York City time, on April 13, 2004 and not validly withdrawn pursuant to its previously announced tender offer and consent solicitation. A copy of the press release is furnished to the United States Securities and Exchange Commission (the "Commission") with this current report on Form 8-K as an exhibit.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CINEMARK USA, INC.


Date: April 14, 2004                     By:    /s/ Michael D. Cavalier
                                         Name:  Michael D. Cavalier
                                         Title: Vice President - General Counsel

                                  EXHIBIT INDEX

        The exhibits below are numbered in accordance  with the Exhibit Table of
Item 601 of Regulation 8-K.

Exhibit No.            Description of Exhibit

99.1                   Press Release of Cinemark USA, Inc. dated April 14, 2004.

                                                                    EXHIBIT 99.1

Cinemark USA, Inc. Announces Expiration and Final Settlement of its Cash Tender Offer

PLANO, Texas--April 14, 2004--Cinemark USA, Inc. (the "Company") announced today that it has accepted for purchase and payment ("Final Settlement"), the remainder of the $105.0 million outstanding principal amount of the 8-1/2% Series B Senior Subordinated Notes due 2008 (the "Notes") that were validly tendered prior to 5:00 p.m., New York City time, on April 13, 2004 (the
"Expiration Date"), and not validly withdrawn pursuant to its previously announced tender offer and consent solicitation. The Expiration Date marks the expiration of the tender offer and consent solicitation, which was launched on March 16, 2004.

Payment for the Notes pursuant to the Final Settlement has been made today. Holders of Notes who tendered their Notes after 5:00 p.m., New York City time, on March 25, 2004 but on or prior to the Expiration Date received 101.5% of the principal amount of the Notes validly tendered plus accrued and unpaid interest up to, but not including, the Expiration Date.

Lehman Brothers Inc. and Goldman, Sachs & Co. acted as the Dealer Managers and Solicitation Agents for the tender offer and consent solicitation. D.F. King & Co., Inc. acted as the Information Agent and Tender Agent for the tender offer and solicitation.

This press release shall not constitute an offer to purchase or a solicitation of acceptance of the tender offer, which may be made only pursuant to the terms of the offer to purchase and the related transmittal documents. In any jurisdiction where the laws require the offer to be made by a licensed broker or dealer, the offer shall be deemed made on behalf of the Company by Lehman Brothers Inc., Goldman, Sachs & Co. or one or more registered brokers or dealers under the laws of such jurisdiction.

The Company intends that this press release be governed by the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 (the "PSLR Act") with respect to statements that may be deemed to be forward-looking statements under the PSLR Act. Such forward-looking statements may include, but are not limited to, the Company and any of its subsidiaries' long-term theatre strategy. Actual results could differ materially from those indicated by such forward-looking statements due to a number of factors.